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                                                                      Exhibit 21

                                   CONECTIV

SUBSIDIARIES OF THE REGISTRANT
------------------------------

                                                                     State of
Name of Company                                                   Incorporation
------------------------------------------------------------     ---------------

CONECTIV
     Atlantic City Electric Company                                     NJ
     Atlantic Generation, Inc.                                          NJ
         Binghamton General, Inc.                                       DE
         Binghamton Limited, Inc.                                       DE
         Pedrick General., Inc.                                         NJ
         Vineland General, Inc.                                         DE
         Vineland Limited, Inc.                                         DE
     Atlantic Southern Properties, Inc.                                 NJ
     Conectiv Communications, Inc.                                      DE
     Conectiv Energy, Inc.                                              DE
     Conectiv Energy Holding Company                                    DE
         Conectiv Energy Supply, Inc.                                   DE
             Conectiv Operating Services Company                        DE
         ACE REIT, Inc.                                                 DE
             Conectiv Atlantic Generation, LLC                          DE
         Conectiv Delmarva Generation                                   DE
     Conectiv Resource Partners, Inc.                                   DE
     Conectiv Solutions, L.L.C.                                         DE
         ATE Investments, Inc.                                          NJ
             King Street Assurance Ltd.                              Bermuda
         Conectiv Services, Inc                                         DE
             Conectiv Thermal Systems, Inc.                             DE
                 Atlantic Jersey Thermal Systems, Inc.                  DE
                  ATS Operating Services, Inc.                          DE
                 Thermal Energy Limited Partnership                     DE
     Delmarva Capital Investments, Inc.                                 DE
         DCI I, Inc.                                                    DE
         DCI II, Inc.                                                   VI
         DCTC-Burney, Inc.                                              DE
     Delmarva Power & Light Company                                     DE